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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-3962, Form S-8 No. 333-3824 and Form S-8 No. 333-3826) of Preferred Networks, Inc. of our reports dated February 10, 1995, except as to the first paragraph of Note 5 which is as of January 24, 1996, appearing on page 29 of this Form 10-K.


                                                        /s/ PRICE WATERHOUSE LLP


April 14, 1997